UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21955
Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701

(Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701

(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart

CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•14

Table of Contents

Letter to Shareholders	1
Expense Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Additional Information	23
Trustee and Officer Information	26

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Fear and trepidation… That about sums up what many investors are feeling as we enter a new year. I have lost count of the number of people I have talked with that are worried about the stock market this year. While I share some of their concern, it is for different reasons.

So what is the real, unspoken concern of investors today? While many voice distress about the likelihood that the market will go down, it isn’t simply the experience of a market decline that has them fearful. What I believe investors are really worried about is a market decline on the magnitude of that experienced in 2008/2009 or the bear market of 2000-2002. They are worried that the market will drop by nearly fifty percent leaving them in financial distress.

Are investors right to be so worried? Not from a historical standpoint. If we use the S&P 500 as a proxy (data for the S&P 500 or a reconstituted version of same, is available back to 1872) there have been only two instances when the market was down fifty percent or more during the course of a bear market: 1916 through 1920, when the market was down 58.29%; and 1929 through 1932, when the market was down 62.20%. (Interestingly, the worst period for the market was the period from 1910 through 1920, when the market was down ten of eleven years, declining a total of 62.27%. By contrast, while the decade from 1929 – 1939 (widely viewed as the Great Depression) is often thought of as the worst performing decade in history, it was only down six out of ten years - finishing off 30.39%.)

So, if investors don’t need to be worried about large declines in value, are their concerns much ado about nothing? Well, investors probably have a right to have a certain degree of concern or skepticism. In the paragraphs that follow, I will provide my own rather jaundiced viewpoint while covering how our fund has performed over the past year and how we are planning on investing to (hopefully) maximize the long-term return to you, my fellow shareholders.

The Economy

The economy had a slow start this past year, picking up momentum as time moved on. Economic growth as measured by Gross Domestic Product (GDP) peaked with an annualized reading near 5% during the third quarter. Quantitative easing came to an end and jobs data, both jobless claims and the unemployment rate, ended the year in substantially better shape than we expected as the year began.

The year 2014 was full of surprises. As the economy gained steam, who predicted oil prices would fall by more than half to less than $50 per barrel? Who predicted that Russian President Vladimir Putin would rattle sabers, pushing the Ukraine to the brink of civil war? This is especially surprising as it occurred when the world was watching Russia as it hosted the winter Olympic Games.

Actually, economic activity in any year often is impacted most not by what is predictable, but by events not expected that transpire during the course of the year. Taken at face value, falling oil prices in 2014 most logically would play out like a consumer tax cut. Lower prices for oil and other energy sources like natural gas mean lower costs for consumers. If all else is equal, this means additional dollars in the consumers’ pockets, higher consumer spending, and a faster growing economy because the consumer

2

represents more than 70% of economic activity as measured by GDP. However, if the additional dollars stay in consumers’ pockets (i.e. if they are saved rather than spent) there is no increase in economic activity.

I believe a good case can be made that lower prices for energy will result in lower economic activity. High oil and natural gas prices created economic value for domestic energy sources that otherwise would have been too expensive to recover. The shale plays like the Bakken in North Dakota, Wyoming, and Montana and the Marcellus in Pennsylvania, West Virginia, Ohio, and surrounding states became viable; and the entire domestic energy industry was reinvigorated. Hiring in the drilling and in the ancillary legal and illegal support businesses boomed. Economies impacted by the shale plays experienced economic growth, lower unemployment and increased pay. Lower oil prices are bringing such activity to a screeching halt.

We don’t anticipate much help from government initiatives. This is the third year of a lame duck presidency and the opposing party has Congress in its clutches. Congress does not want to give the current White House occupant any reason to claim credit. The President’s 2015 State of the Union address didn’t suggest any new spending programs and his tax proposals, intended to be revenue neutral and to provide tax incentives to working families, are likely non-starters for the current Congress.

The Federal Reserve System has ended its program of quantitative easing (QE), and the markets are hanging on every word from the Board of Governors and its Open Markets Committee to try to get an indication of when key interest rates will be raised. Given the current low level of inflation, the very low expectations for near to intermediate term higher inflation domestically or in developed markets, and continuing overhang from the excesses that led to the Great Recession, I believe waiting for rates to rise may be the economic equivalent of the Samuel Beckett book and play, Waiting for Godot.

None of what I have written about above deals with the issue I discussed in my letter to shareholders written last summer. I believe the biggest problem our economy faces is demographic and the only solution to that problem is time. I expect the economy to run more slowly for longer than the market believes. I think the potential inflation indicators – unemployment and labor participation rates, personal consumption expenditure (PCE) deflator, consumer price index (CPI), producer price index (PPI) and others – are running at levels that will not cause the Federal Reserve to raise rates in the current year. Economic growth is likely to be slower than most would like, but it will be strong enough to stave off the winds of recession. I expect GDP growth in the 2% to 2.5% range. All in all, I believe we are in for a case of the economic blahs.

Market Overview

Equity markets were up nicely for the full year 2014, although the second half of the year experienced increased market volatility. As earnings expectations declined through the year, we continued to see expansion of the earnings multiple from nearly 15 ½ times expected earnings to nearly 16 ½ times expected earnings from the beginning of 2014 to the beginning of 2015 as reported by Bloomberg Professional Services.

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In last year’s letter, I noted that since 1927 there were twenty-five instances of double-digit returns two years in a row and that the likelihood of a third consecutive year with double-digit return was less than 33%. Equity returns for 2014 beat the odds. Since 1871, there were only two instances when the market was up four years in a row. The likelihood of below average returns from stocks and even for a decline in equity prices in 2015 is fairly high. Our domestic equity markets have not seen a correction in six years. It is clear the current bull market is getting long in the tooth, and it needs a rest, and I would not be surprised if the market corrects this year.

Indeed, market pundits appear to be lowering their expectations for 2015 as the consensus estimate for S&P 500 earnings is expecting less than seven percent growth. This is a far cry from the growth forecasted for 2014.

During 2014, mid-cap stocks, as represented by the S&P MidCap 400® Index, ended the year up 9.77%. This put mid-cap stocks near the bottom, finishing ahead of only the Russell 2000 Index of small cap stocks (up 4.89%). Mid-cap stocks lagged the technology heavy NASDAQ Composite Index (up 14.85%) and both the S&P 500 Index (up 13.69%) and the Russell 1000 Index (up 13.24%) of large cap stocks.

Sectors that led performance within the S&P MidCap 400® Index were consumer staples (up 35.21%), telecom services (up 23.97%), healthcare (up 23.68%), utilities (up 18.80%), financials (up 14.98%) and consumer discretionary (up 11.18%). All other sectors trailed the index. The worst performing sectors were energy (down 25.35%), industrials (up 1.36%), technology (up 7.91%) and materials (up 6.18%).

Fund Performance

The Stewart Capital Mid Cap Fund returned 11.94% for the year ended December 31, 2014, outperforming the S&P Midcap 400® Index (up 9.77%) but underperforming the Russell Midcap® Value Index (up 14.75%).

All in all, the 2014 results were fairly kind to shareholders of the Fund. We started strongly out of the gate and finished ahead of the pack in spite of a difficult fourth quarter. Names that helped us were in financials, healthcare, information technology, and telecommunications. Names that hurt us were in consumer discretionary, consumer staples, energy, and materials. It is interesting to me that some of the best performing sectors in the index were what hurt us and one of the worst performing sectors in the index helped us. I think such results illustrate what we say about our strategy. We spend almost no time determining our sector allocation relative to a benchmark. Instead, our efforts are spent identifying companies with whom we want to partner over the long-term.

We have maintained our extreme underweight in financials because we see that companies depending on spread income – making money on the difference between borrowing at one rate and lending at another rate – continue to have margins pressured as their assets – the money they have lent – continue to re-price downward. Margins continue to be under pressure. We have limited our exposure in the sector to companies that will be direct beneficiaries when interest rates rise or that have a business model we believe is misunderstood. Amtrust Financial Services, Inc. was a big success for us as it rose more than seventy-five percent during the year.

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Although information technology underperformed the index as a sector, those names were our strongest performers. All of our tech holdings, Alliance Data Systems Corp., Conversant, Inc., F5 Networks, Inc., Flextronics International Ltd., Tech Data Corp., and Western Digital Corp., substantially outperformed not only the S&P Midcap 400® Index but also the Russell Midcap® Value Index. Our holding of ValueClick Inc. went through quite a transformation, changing its name to Conversant, Inc. and then being acquired by Alliance Data Systems.

Our healthcare holdings were helped substantially by Myriad Genetics, Inc. but Masimo Corp. declined a little more than ten percent. The continued flux in healthcare, coupled with patent expirations in branded pharmaceuticals and margin pressures for generic pharmaceuticals, makes it difficult to find interesting opportunities. We continue to look because we believe healthcare remains at the forefront of a demographic wave. However, current pricing in relation to value is ahead of where we like to invest.

In our view, the consumer staples sector is rather extended on price in relation to a growth prospects basis and we continue to have a significant underweight in the sector. Unfortunately, for 2014 results of the Fund, this was the best performing sector in the S&P Midcap 400® Index. This misfortune has been exacerbated by the difficult year experienced by The J.M. Smucker Co. This company is heavily exposed to coffee through multiple acquisitions since 2007, and coffee beans experience dramatic price increases as weather conditions caused a much smaller crop. This put pressure on margins as retail price increases were not able to offset higher costs for coffee beans. We view this to be cyclical, and we believe the Smucker family will continue to do a great job managing the company’s brand line-up.

Results for our consumer discretionary holdings were a mixed bag. GameStop Corp. continues to face significant doubts from short sellers, who sell stock they don’t own with the hope to buy it back at a lower price. While short sellers doubt the viability of the GameStop business model, we have a different view. Since it has joined our list of partner companies, we have both trimmed and added to our position in GameStop as the stock has risen and has fallen in price. Matthews International Corp., a supplier of memorialization and identification products, was the Fund’s biggest consumer discretionary winner.

Our Fund’s investment in energy contributed the biggest problems to our results. As I wrote earlier, few expected the dramatic drop in oil prices during the course of the year. While we limited the Fund’s exposure to Whiting Petroleum Corp. and HollyFrontier Corp., both lost significant ground. We continue to believe Whiting’s production position in the Bakken shale play and HollyFrontier’s ability to refine various grades of crude oil put the companies in good positions to be long-term winners.

Materials also faced pressure. Like energy, material prices often follow the growth trajectory of the global economy: When the global economy slows, demand falls and pricing falls. Our greatest exposure to material names continues to be through agriculture related investments. Our fertilizer names produced varied results: CF Industries Holdings, Inc. contributed a more than eighteen percent increase, offset by the more than twenty percent decline of Terra Nitrogen Co., L.P. FMC Corp., a producer of agricultural chemicals, also saw its stock price decline more than twenty percent. We

5

remain confident that agriculture related investments will do well over time. In the short-term, Terra Nitrogen should be helped by lower prices for the natural gas it uses in the production of nitrogen based fertilizer.

Our industrial names also generated mixed results. The positive result from the year-end acquisition of URS Corporation by AECOM Technology Corp. was largely offset by the declines in tank barge company Kirby Corp. and airplane maintenance company Triumph Group, Inc. Other holdings, Cummins Inc., EMCOR Group, Inc., and Itron, Inc. experienced modest increases, which is not surprising given the lackluster growth in the economy in 2014.

Telecommunications was the best performing sector for the Fund as well as for the market. While j2 Global, Inc. was up more than twenty-five percent, the real star was Skyworks Solutions, Inc. which rose more than one hundred fifty percent. This performance is a great example of what can happen when a company is hitting on all cylinders. An increase in content within the iPhone 6, a reduction in the competitive landscape because two larger competitors merged and a significant content win from Panasonic Corporation all added to very robust earnings and increased earnings expectations. Higher earnings and improved outlook for growth all point to a higher valuation and helped to move the stock price dramatically higher.

During the year, we sold the spin-off from Oneok, Inc., ONE Gas, Inc., as we did not find it to be attractive long-term. We also said good-bye to engineering and construction company, The Babcock & Wilcox Company (B&W), and longtime holding MICROS Systems, Inc. – after its announced acquisition by Oracle, Inc. and before the transaction closed. We sold the former parent company of B&W, McDermott International, Inc., (McDermott) in 2013. We viewed B&W as a silver lining to our difficult McDermott investment, but it became tarnished in our eyes. We exited the name in late October.

In April, we added NeuStar, Inc. The company’s main business was number portability – the ability for users to take their telephone numbers with them as they changed providers, which was mandated with the Telecommunications Act of 1996. The Federal Communications Commission (FCC) chose Lockheed Martin Corporation to provide this service, which it later sold and was renamed NeuStar, Inc. During this past year, the contract came up for bid by the FCC and indications are that a NeuStar competitor may win the contract. Here is the crux of our investment thesis. We believe that the market is overlooking NeuStar’s other business, marketing services, that now represents nearly one-half of the company’s revenues and is growing at a faster clip. Fear often causes investors to overlook good opportunities. We think this is the case with NeuStar.

We also made a new investment in the shares of engineering and construction company URS Corporation in late May. Our partnership did not last very long, as approximately one month later, the company announced that it would be acquired by AECOM Technology Corp., also an engineering and construction company. So far, we like what we see in AECOM and we have retained the company in the Fund.

6

Strategy Overview

As I state in each of my letters, our strategy does not change. We intend to find good companies at attractive prices with whom we expect to partner for a long period of time. We are driven not by short-term tactical sector allocation decisions, but by stock selection, and we seek methods to identify opportunities that we believe are most likely to produce long-term success.

We also believe it is important to assess potential opportunity in the context of potential risk. We continue to seek investment opportunities we believe others have overlooked and/or misunderstood because we believe the risk we take in those companies are likely to be rewarded. Business valuation remains the sole focus as we evaluate potential risk and potential reward of any investment.

Thank you for your continued confidence. As always, we will strive to meet your investment needs, and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap@umb.com.

Sincerely,

Malcolm E. Polley, CFA
 President and Chairman of the Board of Trustees

Stewart Capital Mutual Funds
 December 2014

The views and opinions in this report were current as of December 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio. It is not possible to invest directly in an index.

7

Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment

Average Annual Total Returns For The Period Ended December 31, 2014	One Year	Three Year	Five Year	Since Inception*
Stewart Capital Mid Cap Fund**	11.94%	17.76%	15.71%	9.15%
S&P Midcap 400® Index	9.77%	19.99%	16.54%	9.28%
Russell Midcap® Value Index	14.75%	21.98%	17.43%	7.76%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).

**	The average annual total returns do not reflect the maximum load of 4.25% due to its discontinuation as of April 1, 2012.

The line graph shown above for the Fund assumes an initial investment of $10,000 (less the maximum sales load applicable at the Fund’s inception of 4.25%) made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. To request performance data current to the most recent month-end, please call (toll-free) 877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 1.56%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index. It is not possible to invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

8

Expense Example For the six months ended December 31, 2014 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 7/1/14	Ending account value 12/31/14	Expenses paid during period 7/1/14-12/31/14[1]
Actual	$1,000.00	$1,021.40	$6.11
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.11

[1]	Expenses are equal to the Fund’s annualized expense ratio (1.20%), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

9
Stewart Capital Mid Cap Fund
Schedule of Investments December 31, 2014

COMMON STOCKS 92.7%	Shares	Value
Capital Goods 16.4%
AECOM Technology Corp. *	97,963	$2,975,136
Cummins, Inc.	14,826	2,137,465
EMCOR Group, Inc.	82,062	3,650,938
Itron, Inc. *	93,023	3,933,943
Triumph Group, Inc.	43,892	2,950,420
		15,647,902
Consumer Durables & Apparel 3.2%
Polaris Industries, Inc.	20,007	3,025,859
		3,025,859
Consumer Services 2.2%
Matthews International Corp. - Cl. A	43,601	2,122,061
		2,122,061
Diversified Financials 2.4%
Federated Investors, Inc. - Cl. B	69,309	2,282,345
		2,282,345
Energy 4.7%
HollyFrontier Corp.	59,525	2,230,997
Whiting Petroleum Corp. *	69,536	2,294,688
		4,525,685
Food, Beverage & Tobacco 1.7%
J.M. Smucker Co. (The)	16,538	1,670,007
		1,670,007
Health Care Equipment & Services 3.8%
Masimo Corp. *	60,193	1,585,484
Varian Medical Systems, Inc. *	23,312	2,016,721
		3,602,205
Insurance 4.8%
Amtrust Financial Services, Inc.	80,709	4,539,881
		4,539,881
Materials 9.3%
CF Industries Holdings, Inc.	11,150	3,038,821
FMC Corp.	50,549	2,882,810

See Notes to Financial Statements.

10
Schedule of Investments (continued)

COMMON STOCKS 92.7% (CONTINUED)	Shares	Value
Materials 9.3% (Continued)
Southern Copper Corp.	103,615	$2,921,943
		8,843,574
Media 2.4%
Meredith Corp.	41,567	2,257,919
		2,257,919
Pharmaceuticals, Biotechnology & Life Sciences 3.2%
Myriad Genetics, Inc. *	90,779	3,091,933
		3,091,933
Retailing 6.4%
American Eagle Outfitters, Inc.	225,250	3,126,470
GameStop Corp. - Cl. A	86,938	2,938,504
		6,064,974
Software & Services 5.4%
Alliance Data Systems Corp. *	7,251	2,074,149
NeuStar, Inc. - Cl. A *	110,493	3,071,705
		5,145,854
Technology Hardware & Equipment 13.1%
F5 Networks, Inc. *	23,573	3,075,452
Flextronics International Ltd. *	277,618	3,103,769
Tech Data Corp. *	48,980	3,097,005
Western Digital Corp.	29,470	3,262,329
		12,538,555
Telecommunication Services 7.3%
j2 Global, Inc.	53,595	3,322,890
Skyworks Solutions, Inc.	49,776	3,619,213
		6,942,103
Transportation 2.1%
Kirby Corp. *	24,881	2,008,892
		2,008,892
Utilities 4.3%
AGL Resources, Inc.	40,202	2,191,411
Oneok, Inc.	38,028	1,893,414
		4,084,825

Total Common Stocks (Cost $70,890,007)		88,394,574

See Notes to Financial Statements.

11
Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 3.2%	Shares	Value
Materials 3.2%
Terra Nitrogen Co., LP	29,978	$3,078,741
Total Limited Partnership Interest (Cost $3,927,873)		3,078,741

SHORT TERM INVESTMENT 4.1%
Federated Prime Obligations Fund, 0.03% **	3,910,604	3,910,604
Total Short Term Investment (Cost $3,910,604)		3,910,604

Total Investments 100.0% (Cost $78,728,484)		95,383,919
Other Assets less Liabilities 0.0%		35,011
Net Assets 100.0%		$95,418,930

*	Non-income producing

**	Represents 7-day effective yield as of December 31, 2014.

Sector Breakdown(1) December 31, 2014
 (based on total investments)

(1)	Sector weightings represent the percentage of the Fund’s investments in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

See Notes to Financial Statements.

12
Statement of Assets and Liabilities 12/31/14

Assets:
Investments at value (cost $78,728,484)	$95,383,919
Receivable for fund shares sold	142,882
Dividends and interest receivable	39,718
Prepaid expenses	26,618
Total assets	95,593,137

Liabilities:
Due to investment adviser (See Note 4)	44,060
Payable for fund shares redeemed	53,519
Accrued audit fees	16,900
Accrued legal fees	640
Accrued administration expense (See Note 5)	8,275
Accrued shareholder servicing fees	12,600
Accrued 12b-1 fees (See Note 4)	18,926
Accrued custodian expense	4,571
Accrued printing expense	11,581
Other payables	3,135
Total liabilities	174,207
Net Assets	$95,418,930

Net Assets Consist of:
Capital Stock	$77,257,153
Accumulated net realized gains	1,506,342
Net unrealized appreciation on investments	16,655,435
Total Net Assets	$95,418,930

The Pricing of Shares:
Net asset value, offering and redemption price per share
($95,418,930 divided by 5,946,046 shares outstanding, no par value, unlimited shares authorized)	$16.05

See Notes to Financial Statements.

13

Statement of Operations Year ended 12/31/14

Investment Income:
Dividend income	$1,212,797
Interest income	1,077
Total Investment Income	1,213,874

Expenses:
Investment advisory fees (See Note 4)	553,476
12b-1 fee (See Note 4)	197,670
Administration and accounting fees (See Note 5)	79,069
Shareholder servicing fees	66,271
CCO fees	36,000
Federal and state registration fees	34,005
Professional fees	33,612
Trustees' fees (See Note 8)	33,000
Custody fees	27,625
Reports to shareholders	23,604
Insurance expense	18,439
Miscellaneous costs	9,610
Total expenses before waivers	1,112,381
Expense waivers (See Note 4)	(163,565)
Net Expenses	948,816
Net Investment Income	265,058

Realized and Unrealized Gain on Investments:
Net realized gain on investments	7,180,671
Change in net unrealized appreciation on investments	584,532
Net realized & unrealized gain on investments	7,765,203
Net Increase in Net Assets Resulting From Operations	$8,030,261

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Year Ended 12/31/14	Year Ended 12/31/13
Operations:
Net investment income	$265,058	$86,962
Net realized gain on investments	7,180,671	4,806,658
Change in unrealized appreciation on investments	584,532	7,328,377
Net increase in net assets resulting from operations	8,030,261	12,221,997

Distributions Paid From:
Net investment income	(63,408)	—
Net realized gains	(7,474,279)	(3,023,374)
Total distributions	(7,537,687)	(3,023,374)

Capital Share Transactions:
Proceeds from shares sold	52,575,336	24,747,370
Proceeds from reinvestment of distributions	5,483,815	1,767,529
	58,059,151	26,514,899
Payments for shares redeemed	(29,216,548)	(8,448,991)
Net increase from capital share transactions	28,842,603	18,065,908

Total Increase in Net Assets	29,335,177	27,264,531

Net Assets:
Beginning of year	66,083,753	38,819,222
End of year (including undistributed net investment income of $0 and $0, respectively)	$95,418,930	$66,083,753

Transactions in Shares:
Shares sold	3,085,972	1,724,613
Issued in reinvestment of distributions	339,345	114,329
Shares redeemed	(1,734,085)	(583,629)
Net increase	1,691,232	1,255,313

See Notes to Financial Statements.

15
Financial Highlights

For a Fund share outstanding throughout each year	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10
Net asset value, beginning of year	$15.53	$12.94	$11.59	$11.83	$9.27

Income from investment operations:
Net investment income	0.04	0.02	0.07	0.04	0.02
Net realized and unrealized gain (loss) on investments	1.82	3.30	1.78	(0.11)	2.55
Total from investment operations	1.86	3.32	1.85	(0.07)	2.57

Less distributions:
From net investment income	(0.01)	—	(0.08)	—	—
Return of capital	—	—	—	—	(0.01)
From net realized gains	(1.33)	(0.73)	(0.42)	(0.17)	—
Total distributions	(1.34)	(0.73)	(0.50)	(0.17)	(0.01)
Net asset value, end of year	$16.05	$15.53	$12.94	$11.59	$11.83

Total Return	11.94%	25.68%	16.08%	(0.62)%	27.80%

Supplemental data and ratios:
Net assets, end of year (000s)	$95,419	$66,084	$38,819	$28,968	$27,425
Ratio of net expenses to average net assets	1.20%	1.28%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.41%	1.55%	1.81%	1.95%	2.16%
Ratio of net investment income to average net assets	0.34%	0.16%	0.60%	0.39%	0.24%
Ratio of net investment income (loss) before waivers to average net assets	0.13%	(0.11)%	0.29%	(0.06)%	(0.42)%
Portfolio turnover rate	35.81%	35.48%	26.40%	31.97%	48.36%

See Notes to Financial Statements.

16

Notes to Financial Statements December 31, 2014

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company which seeks long-term capital appreciation. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006.

2. Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

17

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

18

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$88,394,574	$—	$—	$88,394,574
Limited Partnership Interest*	3,078,741	—	—	3,078,741
Short Term Investment	3,910,604	—	—	3,910,604
Total	$95,383,919	$—	$—	$95,383,919

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

U.S. GAAP requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended December 31, 2014, there were no transfers in or out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the year ended December 31, 2014. It is the Fund’s policy to recognize transfers in and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2011-2014, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

19

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the year ended December 31, 2014 were $46,564,013 and $26,600,048 respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.20% through April 30, 2015, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the year ended December 31, 2014, the Adviser waived investment advisory fees for the Fund of $163,565 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations in place at the time of recoupment. During the year ended December 31, 2014, the Adviser did not recoup any expenses. At December 31, 2014, $108,332 is subject to recoupment through December 31, 2015, $147,984 through December 31, 2016, and $163,565 through December 31, 2017, to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with UMB Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the year ended December 31, 2014, the Fund incurred distribution expenses of $197,670.

20

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings to the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, Charles Schwab & Co. Inc. and Jasco & Co., for the benefit of its customers, owned 50.55% and 25.02%, respectively, of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

At December 31, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$78,822,511
Gross Unrealized Appreciation	$20,937,515
Gross Unrealized Depreciation	(4,376,107)
Net Unrealized Appreciation	$16,561,408

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales, investments in limited partnerships and return of capital distributions from certain investments.

As of December 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$348,741
Undistributed long-term gains	1,251,628
Tax accumulated earnings	1,600,369
Unrealized appreciation on investments	16,561,408
Total accumulated earnings	$18,161,777

21

The following reclassifications made by the Fund during the tax year ended December 31, 2014 are primarily the result of permanent book/tax differences in the tax treatment of certain items of net investment income.

Undistributed net investment income	$(201,650)
Accumulated net realized gains	201,650

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,162,105	$303,871
Long-term capital gains	6,375,582	2,719,503
Total Distributions	$7,537,687	$3,023,374

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the year ended December 31, 2014, the Fund incurred $36,000 in Chief Compliance Officer fees and $33,000 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

22

Report of Independent Registered
 Public Accounting Firm

To the Shareholders of Stewart Capital Mid Cap Fund
 and the Board of Trustees of Stewart Capital Mutual Funds

We have audited the accompanying statement of assets and liabilities of the Stewart Capital Mid Cap Fund, a series of shares of beneficial interest in the Stewart Capital Mutual Funds, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 February 24, 2015

23

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Board Deliberations Regarding Renewal of Advisory Agreement:

In connection with a regular meeting held on November 18, 2014, the Board of the Trust (“Board” or “Trustees”), including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Stewart Capital Advisors, LLC, (the “Adviser”) and the Stewart Capital Mutual Funds on behalf of the Stewart Capital Mid Cap Fund (the “Advisory Agreement”).

Counsel noted that, on behalf of the Trustees, it had provided the Adviser with a letter requesting information for the Board to consider in connection with the proposed renewal of the Advisory Agreement. In considering the proposed renewal, the Trustees reviewed a memorandum describing their duties when considering the Investment Advisory Agreement.

The Board reviewed the biographical information for key Adviser personnel responsible for providing services to the Fund, noting the stability of the investment management team over the course of the past year and the appointment of a new Chief Compliance Officer in May 2014. The Board also noted that the Adviser’s compliance program had not changed during the course of the past year and that the Adviser had not encountered any material compliance exceptions. The Trustees noted that the Adviser had not been subject to any examinations or regulatory actions by any regulator and that the Adviser had no pending litigation matters. He then described the compensation paid to the Fund’s broker/dealers for distribution services. The Board expressed their continued satisfaction with the nature, quality and extent of services provided by the Adviser.

24

The Board reviewed the returns of the Fund against a group of peer funds (the “Peer Group”) and the Morningstar Midcap Value category. The Board noted that for the one-year, five-year, and since inception periods ended September 30, 2014 the Fund outperformed the average return for its Peer Group and Morningstar category. The Board concluded that they were satisfied with the performance of the Fund.

The Board reviewed the Fund’s advisory and net fees and compared them with the peer group list of advisory expenses provided in the Meeting Materials, noting that the Adviser’s advisory fee was in line with the Morningstar Category average and slightly below the Peer Group average, though overall expenses of the Fund were slightly higher than the Peer Group average due to the relatively smaller size of the Fund. The Board concluded that the advisory fee was not unreasonable.

The Board reviewed the financial statements and profitability analysis of the Adviser provided in the Meeting Materials, noting that the Adviser had incurred a small loss over the past 12 months from its relationship with the Fund. The Board also noted that there is an expense limitation agreement in place with the Fund through April 30, 2015 and that the Adviser intends to renew the agreement for another year. The Board determined that the level of profit earned by the Adviser was not excessive.

The Board noted that the Adviser indicated that it does not expect to achieve economies of scale for several years or when assets under management reach a certain point. The Board noted that they expect to have conversations about breakpoints with the Adviser as the Fund’s assets grow.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

25

Long-Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Stewart Capital Mid Cap Fund hereby designates $6,375,582 as long-term capital gains distributed during the year ended, December 31, 2014.

For the year ended December 31, 2014, 87.01% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2014, 87.01% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

26

Stewart Capital Mid Cap Fund
Trustee and Officer Information (Unaudited)

Independent Trustees
Name/Age	Address	Current position held with the Fund	Term of Office and Length of Time Served*
Debbie Shuster, 52	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Brian A. Maxwell, 48	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Gayland B. Cook, 62	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Interested Trustee** and Officer
Malcolm E. Polley, 52	Stewart Capital Advisors, LLC 800 Philadelphia Street Indiana, PA 15701	Trustee, President	Indefinite; Since Inception
Officers
Timothy P. McKee, 54	S&T Bank 800 Philadelphia Street Indiana, PA 15701	Treasurer, Secretary	Indefinite; Since Inception
Matthew S. Hardin, 53	Hardin Compliance Consulting, LLC 290 Northgate Drive, Suite 100 Warrendale, PA 15086	Chief Compliance Officer	Indefinite; Since 01/01/09

*	Inception was 12/29/2006

**	Mr. Polley is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

The Fund’s Statement of Additional Information includes additional information about Fund trustees and officers and is available, without charge, upon request, by calling 877.420.4440.

27

Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Director of Business Development, Seltzer Financial Strategies, LLC, (2008-present)	1	None
Vice President/Investment Officer, Mill Creek Capital Advisors, LLC. (2011-present); Investment Consultant, Yanni Partners, a Division of GBS Investment Consulting, LLC, (1999-2010)	1	None
Managing Director, Seneca Capital Management, (1996-Present); Director, various privately owned portfolio companies of Seneca Capital Management	1	None

Vice President, Senior Vice President, and Executive Vice President, S&T Bank (2001-present); Executive Vice President/ Chief Investment Officer, S&T Wealth Management Group, (2001-present); President/Chief Investment Officer, Stewart Capital Advisors, LLC, (2004-present)	1	None

Vice President/Senior Financial Officer, S&T Bank, (2001-present); Chief Compliance Officer (2006-2014), Treasurer/Secretary, Stewart Capital Advisors, LLC, (2006-present)	N/A	None
Owner and President, Hardin Compliance Consulting, LLC, (2006-present)	N/A	None

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by UMB Distribution Services, LLC.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code. The Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2014. (SEC Accession No. 0001398344-14-001530)

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster . Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a)
Audit Fees for Registrant. Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2014	$13,900
Fiscal year ended December 31, 2013	$13,900

(b)
Audit-Related Fees for Registrant. Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2014	$0
Fiscal year ended December 31, 2013	$0

(c)
Tax Fees for Registrant. Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning. The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2014	$3,000
Fiscal year ended December 31, 2013	$3,000

(d)
All Other Fees. Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2014	$0
Fiscal year ended December 31, 2013	$0

(e)	Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)
Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
During the fiscal years ended December 31, 2013 and December 31, 2014, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	No, because no such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)
The Code of Ethics for the Principal Executive and Principal Finanacial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 7, 2014. (SEC Accession No. 0001398344-14-001530)

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
February 25, 2015

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
February 25, 2015